                                                                    Exhibit 99.2

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         We acquired the assets of the safety Huber needle business of Luther Needlesafe Products, Inc. on April 1, 2004. Luther Needlesafe's results of operations for the year ended December 31, 2003 are included in our pro forma consolidated statement of operations for the year ended December 31, 2003. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 gives effect to the acquisition of the assets of the safety Huber needle business of Luther Needlesafe Products, Inc. as if this event had occurred on January 1, 2003. The unaudited condensed consolidated balance sheet as of December 31, 2003 gives effect of the acquisition of the assets of the safety Huber needle business of Luther Needlesafe Products, Inc. as of such date.

         This pro forma financial information does not purport to represent what our actual results of operations or financial position would have been had the acquisition occurred on the date indicated or for any future period or date. The pro forma adjustments give effect to available information and assumptions that we believe are reasonable. You should read our pro forma consolidated financial information in conjunction with our financial statements and related notes, as well as Management's Discussion and Analysis, contained in our Annual Report on Form 10-K for the year ended December 31, 2003.

                           THE MED-DESIGN CORPORATION

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                         HISTORICAL (1)
                                               -----------------------------------
                                                   THE                   LUTHER
                                               MED-DESIGN              NEEDLESAFE             PRO FORMA                PRO
                                               CORPORATION           PRODUCTS, INC.          ADJUSTMENTS              FORMA
                                               -----------           --------------          -----------              -----
Revenue                                         $  826,725              $718,909                                    $1,545,634

Product Costs                                      153,953               337,856                 6,150  (2)            497,959
General and administrative                       5,927,713               579,136                                     6,506,849
Research and development                         1,484,891                 9,651               544,875  (3)          2,039,417
                                                ----------             ---------              --------              ----------
Total operating expenses                         7,566,557               926,643               551,025               9,044,225

Loss from operations                            (6,739,832)             (207,734)             (551,025)             (7,325,471)
Interest expense                                      (422)              (47,056)                                      (47,478)
Investment income                                  693,765                                                             693,765
                                                ----------             ---------              --------              ----------

Net loss                                       ($6,046,489)            ($254,790)            ($551,025)            ($6,679,184)
                                               ===========             =========             =========             ===========



Basic and diluted loss per common share             ($0.42)                                                             ($0.48)

Basic and diluted weighted average
 common shares outstanding                      14,282,613                                                          14,349,707




      See accompanying notes to Unaudited Pro Forma Consolidated Statement of Operations

                           THE MED-DESIGN CORPORATION

                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

1) The historical results of operations of The Med-Design Corporation and Luther Needlesafe Products, Inc. reflect their respective results for the year ended December 31, 2003

2) The pro forma depreciation of equipment gives effect to the acquisition of the safety Huber needle business of Luther Needlesafe Products, Inc. as if this event had occurred on January 1, 2003.

3) The pro forma amortization of product technology gives effect to the acquisition of the safety Huber needle business of Luther Needlesafe Products, Inc. as if this event had occurred on January 1, 2003.

                           THE MED-DESIGN CORPORATION

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET
                             AS OF DECEMBER 31, 2003

                                                         HISTORICAL (1)
                                               -----------------------------------
                                                   THE                   LUTHER
                                               MED-DESIGN              NEEDLESAFE             PRO FORMA                PRO
                                               CORPORATION           PRODUCTS, INC.          ADJUSTMENTS              FORMA
                                               -----------           --------------          -----------              -----
ASSETS

Current assets:

 Cash and cash equivalents                      $ 5,198,837             $ 24,519                                   $ 5,223.356
 Available for sale securities                   19,830,912                                ($5,600,000) (2)         14,230,912
 Trade Receivable                                   655,056               56,752                                       711,808
 Inventories, net                                                         90,455                                        90,455
 Prepaid expenses and other current
   assets                                           305,004                                                            305,004
                                                -----------             --------            ----------             -----------
   Total current assets                          25,989,809              171,726            (5,600,000)             20,561,535


 Property, plant and equipment, net of
   accumulated of accumulated
   depreciation of $1,433,020 and
   $1,366,305, respectively                         782,872               61,498                61,498  (3)            905,868
 Patents, net of accumulated
   amortization of $892,442 and
   $843,133, respectively                         1,773,748                                                          1,773,748
 Investment in Huber assets, net                                                             6,538,502  (4)          6,538,502
                                                -----------             --------            ----------             -----------
   Total assets                                 $28,546,429             $233,224            $1,000,000             $29,779,653
                                                ===========             ========            ==========             ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Line of credit                                 $         0             $325,000                                       325,000
 Current portion of capital lease
   obligations                                        1,506                                                              1,506
 Accounts payable                                   451,110              177,569                                       628,679
 Accrued compensation and benefits                  162,740                                                            162,740
 Accrued professional fees                          138,950                                                            138,950
 Due to related parties                                                  374,317                                       374,317
 Current portion of obligation under
   safety Huber needle acquisition
   contract                                                                                    350,000  (5)            350,000
 Other accrued expenses                              27,466                                                             27,466
                                                -----------             --------            ----------             -----------
   Total current liabilities                        781,772              876,886               350,000               2,008,658

 Long-term obligation under Huber
   contract                                                                                    800,000  (6)            800,000

                                                -----------             --------            ----------             -----------
   Total liabilities                                781,772              876,886             1,050,000               2,808,658

Commitments and contingencies (note 6)

Stockholders' equity
 Preferred stock, $.01 par value,
   5,000,000 shares authorized;
   No shares outstanding at December 31,
     2003
 Common stock, $.01 par value,
   30,000,000 shares authorized;
   16,622,690 shares issued and
   outstanding                                      165,724                                        671  (7)            166,395
 Common stock, no par value, 50,000,000
   shares authorized;
   10,000,000 shares issued and
   outstanding                                                             1,000                                         1,000
 Additional paid-in capital                      71,033,777                                   (150,671) (8)         70,883,106
 Accumulated deficit                            (43,279,731)            (644,662)                    0             (43,924,393)
 Accumulated other comprehensive income            (155,113)                                                          (155,113)
                                                -----------             --------            ----------             -----------
   Total stockholders' equity                    27,764,657             (643,662)             (150,000)             26,970,995
                                                -----------             --------            ----------             -----------
   Total liabilities and stockholders'
     equity                                     $28,546,429             $233,224            $1,000,000             $29,779,653
                                                ===========             ========            ==========             ===========

    See accompanying notes to Unaudited Pro Forma Consolidated Balance Sheet

                           THE MED-DESIGN CORPORATION

                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                                  BALANCE SHEET
                             AS OF DECEMBER 31, 2003

1) The historical balance sheets of The Med-Design Corporation and Luther Needlesafe Products, Inc. reflect their respective financial positions at December 31, 2003.

2) The pro forma adjustment gives effect to the cash paid to Luther Needlesafe for the assets acquired in accordance with the terms of the agreement.

3) The pro forma adjustment gives effect to the fair value of the equipment acquired, for the safety Huber needle business of Luther Needlesafe Products, Inc.

4) The pro forma adjustment gives effect to the fair value of product technology acquired for the safety Huber needle business of Luther Needlesafe Products, Inc.

5) The pro forma adjustment gives effect to the current portion of the consulting agreement of $400,000 to be paid over the next four years and the remaining payments for the assets acquired of $750,000 in Med-Design stock or cash.

6) The pro forma adjustment gives effect to the long-term portion of the consulting agreement of $400,000 to be paid over the next four years and the payments for the assets acquired of $750,000 in Med-Design stock or cash.

7) The pro forma adjustment gives effect to the par value of the stock issued to Luther Needlesafe Products, Inc., 67,094 shares of Med-Design common stock at $0.01 in accordance with terms of the agreement.

8) The pro forma adjustment gives effect to the cost over fair value of assets acquired for the Huber needle business of $400,000 and the cost in excess of par value of $249,329 for the issuance of 67,094 shares of Med-Design stock to Luther Needlesafe, Inc. in accordance with the terms of the agreement.